NORWEST ADVANTAGE FUNDS
                         SUPPLEMENT DATED APRIL 23, 1999
                              TO CURRENT PROSPECTUS


       On March 25, 1999, the Board of Trustees of Norwest Advantage Funds approved the reorganization of each Norwest Advantage Fund into a new portfolio of Wells Fargo Funds Trust. The reorganizations are part of a plan to consolidate the Stagecoach and Norwest Advantage fund families following last November's merger of Wells Fargo & Company and Norwest Corporation. Norwest Advantage Funds will present each proposed fund reorganization to the fund's shareholders for their approval at a special shareholders' meeting that is planned for August 1999.

       If shareholders approve the reorganizations, each Norwest Advantage Fund will reorganize into a corresponding Wells Fargo Funds Trust portfolio that has substantially similar investment objectives and, except as noted below, investment policies. In general, the Wells Fargo Funds Trust portfolios will not combine with other funds of the Stagecoach or Norwest Advantage fund families.

       The reorganizations contemplate, however, that each of the following Norwest Advantage Funds will reorganize into a portfolio of Wells Fargo Funds Trust that may have somewhat different investment policies from those of the fund and may combine with other Stagecoach or Norwest Advantage funds:

           Norwest Advantage Funds             Wells Fargo Funds Trust
           -----------------------             -----------------------
           ValuGrowth Stock Fund               Growth Fund
           Small Company Stock Fund            Small Cap Fund
           Total Return Bond Fund              Income Fund

       You may not purchase shares of the Wells Fargo Funds Trust portfolios until after the reorganizations occur, but you currently may purchase shares of substantially similar funds within the Stagecoach or Norwest Advantage fund families.

       You need not act with respect to the reorganizations at this time. Norwest Advantage Funds and Wells Fargo Funds Trust will mail proxy materials to you in June if you are a shareholder as of May 6, 1999. These materials will describe the reorganizations in detail, including any effect on expense ratios. If you buy fund shares after that date, you will not be entitled to vote those shares on the fund's reorganization, but you may request a copy of the proxy materials.

       You should be aware that, for certain share classes of certain Funds, expense ratio increases of up to 0.28% are contemplated. In other cases, expense ratios are expected to remain unchanged. THE REORGANIZATIONS ARE EXPECTED TO BE TAX-FREE TRANSACTIONS. THE REORGANIZATIONS WILL NOT TRIGGER ANY SALES CHARGES.

       If you have any questions or, after early June, if you want to request a copy of the proxy materials, you should call 1-800-394-0736.